Fees Summary	Jun. 18, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 3,549.10
Total Fee Amount	3,549.10
Total Transaction Valuation	25,699,492.85
Total Offset Amount	0
Net Fee	$ 0